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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 21, 2004
                                ----------------
                                (Date of report)


                               BIB Holdings, Ltd.
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                          000-32143              33-0895699
------------------------        -----------------------    ----------------
(State of Incorporation)        (Commission File Number)   (IRS Employer ID)


                              7409 Oak Grove Avenue
                             Las Vegas, Nevada 89117
                    (Address of principle executive offices)


                                 (702) 243-8809
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 8

Change in Registrant's Fiscal Year

         On January 21, 2004, the Board of Directors of BIB Holdings, Ltd. (the "Registrant"), adopted a new fiscal year end, whereby Registrant moved the end of its fourth quarter and fiscal year from March 31 to December 31. As a result of this change, the Registrant's fiscal year 2003, which began on April 1, 2003, ended on December 31, 2003. The Registrant's new fiscal year 2004 commenced on January 1, 2004 and will end on December 31, 2004. The Registrant will file a transition report on Form 10-KSB for the nine month period ended December 31, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                 BIB Holdings, Ltd.
                                                 (Registrant)



                                                 /s/ Gail Binder
                                                 -----------------------------
                                                 By: Gail Binder
                                                 Its:  Chief Executive Officer




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